Employee benefit expense	12 Months Ended
Dec. 31, 2024
Classes of employee benefits expense [abstract]
Employee benefit expense
5.7 Employee benefit expense
Employee benefit expenses include the following:

	Year ended December 31,
in € thousand	2024	2023	2022
Salaries	63,313	55,793	57,272
Social security contributions	16,300	14,359	(3,035)
Share-based compensation expense	8,710	6,276	(5,215)
Training and education	1,582	1,292	840
Other employee benefits	1,833	1,553	1,317
TOTAL EMPLOYEE BENEFIT EXPENSE	91,739	79,273	51,178
In the year ended December 31, 2024, the social security contributions included an income of €1.6 million (December 31, 2023: €1.6 million, December 31, 2022: €23.2 million) resulting from the release of the provision of employer contribution charges on share-based payment programs due to the reduction in the share price.
During 2024, the Group had an average of 695 employees (2023: 684 employees, 2022: 778 employees).